UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2007

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On June 14, 2007, Kinder Morgan, Inc. filed an amendment to its articles of incorporation with the Secretary of State of the State of Kansas to change its name to "Knight Inc." A copy of the amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

Number

3.1

Certificate of Amendment of Articles of Incorporation of Kinder

Morgan, Inc.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: June 14, 2007	By:	/s/ Joseph Listengart
Joseph Listengart Vice President

INDEX TO EXHIBITS

Exhibit

Number

3.1

Certificate of Amendment of Articles of Incorporation of Kinder

Morgan, Inc.